NUVEEN ESG LARGE-CAP ETF

SUPPLEMENT DATED DECEMBER 20, 2024

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED FEBRUARY 29, 2024

Important Notice Regarding Change in Investment Policy

The Board of Trustees of Nuveen ESG Large-Cap ETF (the “Fund”) has approved the following change to the Fund’s non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“Name Policy”), which is expected to go into effect on February 28, 2025:

•

The Fund’s Name Policy to invest, under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in both the component securities of the Nuveen ESG USA Large-Cap Index (the “Index”) and large-capitalization companies is hereby deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in component securities of the Index.

This change to the Fund’s Name Policy will not impact the Fund’s investment objective or principal investment strategies and is not expected to affect the Fund’s fees and expenses.

PLEASE KEEP THIS WITH YOUR

PROSPECTUS AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

NGN-NULC-1224P